Thornburg
Value Fund
September 10, 2010

Class A: TVAFX	Class B: TVBFX	Class C: TVCFX	Class I: TVIFX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, as revised April 30, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about these and other discounts is available from your financial professional and in “Opening Your Account – Buying Fund Shares” on page 66 of the Prospectus.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B*		Class C		Class I
Maximum Sales Charge (Load) Imposed on	4.50%	none		none		none
Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a	1.00%	5.00%	(1)	1.00%	(2)	none
percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee	1.00%	none		none		1.00%
(as a percentage of amount redeemed)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B*	Class C	Class I
Management Fees	0.77%	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.32%	0.45%	0.35%	0.23%

Total Annual Fund Operating Expenses	1.34%	2.22%	2.12%	1.00%
Fee Waiver/Expense Reimbursement	–	–	–	(0.01)%	(3)

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.34%	2.22%	2.12%	0.99%

(1)	Class B shares are subject to a contingent deferred sales charge (CDSC) if shares are redeemed within seven years. The CDSC decreases over time.

(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.

(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg before February 1, 2011, unless Thornburg ceases to be the investment advisor of the Fund prior to that date.

*	The Fund no longer sells Class B shares. See “Buying and Selling Class B Shares” in the Prospectus for additional information.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$580	$855	$1,151	$1,990
Class B Shares	$725	$1,044	$1,390	$2,329	**
Class C Shares	$315	$664	$1,139	$2,452
Class I Shares	$101	$317	$551	$1,224
You would pay the following expenses if you did not redeem your Class B or C shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$225	$694	$1,190	$2,329	**
Class C Shares	$215	$664	$1,139	$2,452
** Reflects the conversion to Class A Shares at the end of eight years.
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83.00% of the average value of its portfolio.
Principal Investment Strategies
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goals.
Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund’s portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg’s opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations.
Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund’s selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

•	price/earnings ratio	•	undervalued assets

•	price/book value	•	relative earnings growth potential

•	price/cash flow ratio	•	industry growth potential

•	debt/capital ratio	•	industry leadership

•	dividend yield	•	dividend growth potential

•	dividend history	•	franchise value

•	security & consistency of revenue stream	•	potential for favorable developments

•	enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization)	•	EBIT (earnings before interest and taxes)/interest expenses
The Fund typically makes equity investments in the following three types of companies:
Basic Value companies which, in Thornburg’s opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies’ net assets or potential earning power.
Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.
Emerging Franchises are value-priced companies that in Thornburg’s opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.
The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).
Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risks affecting

2 Thornburg Value Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. The value of an equity security or debt obligation may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, market volatility, and political and legal developments.
Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the equity security or debt obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.
Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in valuing or selling the investments.
Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve additional risks including changes in currency exchange rates which adversely affect the Fund’s investments or the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, political instability, confiscations, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.
Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher rated debt obligations to default and to downgrades.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer-term debt obligations owned by the Fund. This effect is also typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to interest rate changes. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices.
Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears in the Prospectus beginning on page 59.
Past Performance of the Fund
The following information provides some indication of the risks of investing in Value Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B, Class C and Class I share performance to the Standard & Poor’s 500 Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2009. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class A Shares
Highest quarterly results for time period shown: 30.04%
(quarter ended 6-30-09).
Lowest quarterly results for time period shown: -22.07%
(quarter ended 12-31-08).
The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and returns would be less if the charge was taken into account.

Thornburg Value Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Average Annual Total Returns (periods ended 12-31-09)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	38.74%	2.82%	1.79%

Return After Taxes on Distributions	37.96%	2.04%	1.21%

Return After Taxes on Distributions	25.09%	2.21%	1.31%
and Sale of Fund Shares

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

			Since
			Inception
Class B Shares	1 Year	5 Years	(4-3-00)
Return Before Taxes	38.91%	2.57%	1.01%

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-1.25%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	43.11%	2.99%	1.47%

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	45.69%	4.15%	2.66%

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class B, Class C and Class I shares because the returns of the classes are different.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
Edward Maran, cfa, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2002 and has been one of the persons primarily responsible for management of the Fund since 2006.
Connor Browne, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2001 and has been one of the persons primarily responsible for management of the Fund since 2006.
Purchase and Sale of Fund Shares
Minimum Initial Purchase
Class A, B, and C Shares
$5,000 per Fund per account for individual investors.
$2,000 per Fund per account for individual retirement accounts.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Class I Shares
$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.
$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.
$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.
Minimum Subsequent Purchases
All Classes
$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).
Redemptions
You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.
Tax Information
Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 78 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
TH2139

4 Thornburg Value Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download